TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 055
EBP, Tax Status [Line Items]
TAX STATUS

J.	TAX STATUS
The Plan received its latest determination letter on February 2, 2016, in which the IRS indicated that the form of the Plan complies with the applicable requirements of the Internal Revenue Code. The Plan was amended since receiving the determination letter. The Plan administrator believes that the Plan continues to be qualified and the related trust is tax-exempt.

Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by the IRS; however, there are currently no audits in progress for open tax periods.